[CERTAIN PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED BASED UPON A REQUEST FOR CONFIDENTIAL TREATMENT]

Charnwood Building Holywell Park Loughborough Leicestershire LE11 3AQ UK Co Reg No. 6795555 VAT Registration No: 100406191

4th April 2014

LEGALLY BINDING LETTER OF INTENT

Dear Dr Burston,

Pursuant to the Exclusive Rights License Agreement, dated 31st March 2014 between ‘Dermal’ and Dallas Burston Pharma, we hereby confirm the Full Commercial Licensing Agreement, as referred to in clause 8, will contain the following provisions:

 CLARITY

The full license agreement shall contain the defined technology as described within Clause 2, where necessary from the following companies within the group of companies:

Nemaura Medical Inc.,

Trial Clinic Ltd.,

Dermal Diagnostic Holdings Ltd.,

TRADEMARK

Dermal will design the final (market ready) device and the patches with assistance from DBA to allow DBA to design the exterior of the device in order to differentiate it from the appearance of other territory partners. The designs will be protected using Community Design Registration applications, and the full title and rights to these designs will be assigned to DBA to provide a level of protection against parallel imports or identical copies of devices being sold under a different Trade Mark in the initial TERRITORY defined in Section 1, the Territories, of the Exclusive Rights License Agreement.

TERM OF THE AGREEMENT AND TERMINATION

10 year term, renewable annually for a fee of £*, fully offset against costs incurred for supply of goods. Either party may terminate the agreement at the end of the 10 year term, by providing 12 months notice in writing and the terminating party will pay the other party a payment of 4 times annual product turnover or 10 times net profit, whichever is the greater.

Standard general Terms will be constructed to include the following information:

•

The Parties

•

Purpose

•

Definitions

•

Interpretation

•

Dermal and Trial Warranties

•

License and License Fee

•

Registration of the Product

•

Supplies

•

Forecasting and Orders

•

Specifications, Regulatory Matters and Trademark

•

Shipment Delivery and Acceptance

•

Prices and Payment

•

Pharmacovigilance

•

Indemnification

•

Dermal Patents, (granted and pending) with attached Schedule

•

Confidentiality

•

Force Majeure

•

Duration

•

Termination and Rights upon Termination

•

Notices

•

Assignment

•

Modification and Waiver

•

Severability

•

Entire Agreement

•

Applicable Law and agreed Venue

Attached Schedules:

•

The Product

•

Purchase Order Details and Format

* Confidential information has been omitted and filed confidentially with the Securities and Exchange Commission.

} Page 2

•

Batch Sizes

•

Cost of Goods

•

The Patents

The Supply Cost of Goods

The Supply Cost of Goods is defined as the price at which the patches and devices will be sold to DBP by Dermal, exclusive of any applicable local taxes, duties, or transportation costs. Transparency of pricing will be maintained. The parties shall review the Supply Cost of Goods on an annual basis to take into account changes to raw material costs and any other inherent costs directly relating to the production and supply of the Products. The supply cost of goods will be determined as follows:

Disposable patches: at Cost of Goods (as delivered to Dermal in final packaged format ready for market) plus *% margin, and Dermal will use it’s best reasonable endeavors to maintain the supply cost below £*. DBP will not be under any obligation to launch* the product until the costs of goods are within the estimated supply cost limit of £*

Non-disposable device: at Cost of Goods (as delivered to Dermal in final packaged format ready for market)

Minimum Purchases

The product will be launched within 6 months of CE approval allowing sales in Europe, subject to the clause under supply cost of goods.

The minimum purchases to be made within 24 months of launch of the product shall be:

•

5,000 Devices

•

500,000 Patches

Yours Sincerely

/s/ Faz Chowdhury

Dr Faz Chowdhury

CEO, Dermal Diagnostics Ltd.,

Nemaura Medical Inc.,

Trial Clinic Ltd.,

Dermal Diagnostic Holdings Ltd.,

* Confidential information has been omitted and filed confidentially with the Securities and Exchange Commission.

} Page 3